Exhibit 99.1 2024 IMMUNOLOGY R&D DAY January 4, 2024 ©2023 KYMERA THERAPEUTICS, INC. PAGE 1

Welcome Justine Koenigsberg Vice President, Investor Relations 2

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements include, but are not limited to, implied and express statements about our strategy, business plans and objectives for our programs; plans and timelines for the preclinical and clinical development of our product candidates, including the therapeutic potential, clinical benefits and safety profiles of such product candidates; expectations regarding timing, success and data announcements of ongoing preclinical studies and clinical trials; our ability to initiate new clinical programs, including plans to submit investigational new drug (IND) applications; the initiation, timing, progress and results of our current and future preclinical studies and clinical trials of our current and prospective product candidates; our plans to develop and commercialize our current and any future product candidates and the implementation of our business model and strategic plans for our business, current and any future product candidates. All statements other than statements of historical facts contained in this presentation, including express or implied statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ “milestones,” ‘‘objective,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events and actual results or events could differ materially from the plans, intentions and expectations disclosed herein. Any forward-looking statements are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements including, without limitation, risks associated with: the timing and anticipated results of our current and future preclinical studies and clinical trials, supply chain, strategy and future operations; the delay of any current and future preclinical studies or clinical trials or the development of our drug candidates; the risk that the results of prior preclinical studies and clinical trials may not be predictive of future results in connection with current or future preclinical studies and clinical trials, including those for KT-474, KT-333, KT-253, KT-621, and KT-294; our ability to successfully demonstrate the safety and efficacy of our drug candidates; the timing and outcome of any interactions with regulatory authorities; obtaining, maintaining and protecting our intellectual property; our relationships with existing and future collaboration partners; the impacts of current macroeconomic and geopolitical events. In addition, any forward-looking statements represent Kymera’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Kymera explicitly disclaims any obligation to update any forward-looking statements, except as required by law. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. As a result of these risks and others, including those set forth in our filings with the SEC, actual results could vary significantly from those anticipated in this presentation, and our financial condition and results of operations could be materially adversely affected. Certain information contained in this presentation and statements made orally during this presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party studies, publications, surveys and other data to be reliable as of the date of the presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources have evaluated the reasonableness or accuracy of the Company’s internal estimates or research, and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. 3

Agenda Welcome 10:00 - 10:05 Justine Koenigsberg, Vice President, Investor Relations Revolutionizing Immunology with Small Molecule Oral Degraders 10:05 - 10:25 Nello Mainolfi, Ph.D., Founder, President and CEO Paving the Way: KT-474, a First-in-Class Oral IRAK4 Degrader 10:25 - 10:35 Jared Gollob, M.D., Chief Medical Officer Dupilumab-like Activity in a Pill: KT-621, a First-in-Class Oral STAT6 Degrader 10:35 - 10:55 Amy Wang, Ph.D., Senior Director and Program Lead, Immunology Degrading a Proven Target: KT-294, a First-in-Class Oral TYK2 Degrader 10:55 - 11:15 Juliet Williams, Ph.D., Head of Research Closing Remarks: Solving Big Problems with Small Molecules 11:15 - 11:20 Nello Mainolfi, Ph.D., Founder, President and CEO Q&A 11:20 - 12:00 4

Revolutionizing Immunology with Small Molecule Oral Degraders Nello Mainolfi, Ph.D., Founder, President and CEO 5

Mission Build a global medicines company that harnesses novel modalities to revolutionize healthcare

What I Will Cover • Targeted Protein Degradation: Harnessing a Game-Changing Novel Modality • Demonstrating Reproducible and Scalable Clinical Innovation • Our Target Selection Strategy • Why Oral Degraders in Immunology • Our Two New Programs 7

Harnessing a Game-Changing, Novel Modality

Kymera, a Leader in Targeted Protein Degradation

- Focused on unlocking high value, undrugged targets using TPD
- Highly productive and reproducible platform for discovery of innovative medicines
- Leading platform and pipeline IP, developed internally
- Well-capitalized, enabling expansion into areas with large clinical and commercial opportunities

Industry Leading Execution

- Since founding Kymera in 2016:
  - Advanced four first-in-class programs to the clinic
  - Demonstrated clinical translation of degradation and safety
  - Achieved early clinical POC in I&I and oncology programs
- Extensive validation of target selection and molecular design
- Successful track record delivering multiple new drug mechanisms in clinic, expecting up to 10 novel INDs within first 10 years


DEGRADER
E3 LIGASE
DISEASE-CAUSING PROTEIN
UBIQUITIN PROTEASOME SYSTEM

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Target Selection Strategy

Focus on First- or Best-in-Class Opportunities

Undrugged or Inadequately Drugged targets	Strong Genetic/Pathway Validation	Clear Path to Early Clinical Differentiation	Large Clinical/Commercial Opportunities





MyD88
IRAK4
IRAK1/2
TRAF6
Catalytic
Scaffolding



Small Molecule Inhibitor
Degrader



TRANSCRIPTION FACTORS & SCAFFOLDING PROTEINS	APPROVED DRUGS IN SAME PATHWAY	SUPERIORITY VS PATHWAY DRUGS	AREAS OF SIGNIFICANT VALUE CREATION

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Demonstrating Reproducible and Scalable Clinical Innovation IRAK4 Degradation leads to Early POC STAT3 Degradation Leads to Major Response I R A K 4 S T A T 3 KT - 474 in HS and AD in cHL Patient KT - 333 STAT3 Levels 700 Bone Lesion Size Reduction in cHL Patient Reduction of AN Counts in HS Patients IRAK4 Levels 0 600 -10 500 -19.9 -20 400 -27.4 -31.6 -30 300 -40.6 -40 200 -46.1 -45.4 100 -50 -49.6 -50.7 0 -60 0 7 14 21 28 35 42 Screening Cycle 5 Day 1 Day Degradation of IRAK4 and Ikaros/Aiolos MDM2 Degradation Leads to I R A K I M I D M D M 2 in Humans was Well Tolerated Major Response in MCC Patient with no Heme-tox KT - 413 KT - 253 GDF15 Levels Lesion Size Reduction in MCC Patient IRAK4 Ikaros Aiolos 10 Mean % Change (+/- S.E. of Mean)

Building a Global Medicines Company Pioneering a Demonstrating Delivering a new generation new modality early POC of medicines 2016-2020 2021-2023 2024-2028 0 -10 -19.9 -20 -45.4 -27.4 -31.6 -30 -40.6 -40 -46.1 -50 -49.6 -50.7 -60 0 7 14 21 28 35 42 Day Focused on undrugged targets within Advanced four drug candidates into Focus on large clinical/commercial clinically validated pathways clinic demonstrating clinical activity in opportunities with oral degraders oncology and immunology Forged multiple strategic partnerships to Increase investments in I&I forward integrate (>$3B total value) Initiated two Phase 2 studies in Complete multiple POC studies in large significant immunology indications with Developed industry leading capabilities in indications and launch several Sanofi TPD and novel E3s registrational studies Demonstrated biological and clinical Build towards a fully integrated global superiority of degrader vs. SMIs biotech 11 Mean % Change (+/- S.E. of Mean)

The Opportunity in Immunology Immune- Orals inflammation is a $250B WW Oncology 1 market spanning multiple $171B therapeutic areas. $250B Other $81B Immune- Immunology $156B inflammation $40B Infectious Injectables $72B Disease $131B dominate, comprising >75% of CNS Cardio- the established Metabolic market. Immune-inflammatory mechanisms = outside of traditional immunology 12

Why Small Molecule Oral Degraders in Immunology

Cosentyx (secukinumab)
Stelara (ustekinumab)
DUPIXENT (dupilumab) Injection



Patients on Biologics that Would Switch to Orals[1]



75%

IL-23 Biologics vs TYK2 SMI[2]
PASI 75 in PsO



100
80
60
40
20
0
PASI 75 (%)* @ Wk 10 - 16
91%
56%
Guselkumab
(IL-23 Ab)
Deucravacitinib
(TYK2 SMI)

Key pathways/cytokines validated as drivers of many diseases in I&I

Biologics blocking these pathways/cytokines have revolutionized treatment

Biologics are injected, can be inconvenient for patients and costly to manufacture

Traditional small molecule inhibitors insufficiently block these pathways, limiting efficacy

Oral Degraders Can Offer Biologic-like Efficacy in a Pill



Degraders can provide **comparable pathway inhibition to biologics**, convenience of **oral dosing**, **ease of manufacturing** and potentially access **broader populations**

[1]J&J Business Review Dec '23 (survey of N=395 patients with moderate-to-severe psoriasis); [2]Tremfya (IL-23 biologic) package insert, Sotyktu (TYK2 SMI) package insert

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Revolutionizing Immunology with Oral Degraders

Our IRAK4 Example

IRAK4 SCAFFOLDING KINASE

IL-1R/TLR Pathway



TLR Agonists
Cytokines IL-1, IL-18, IL-33, IL-36
TLRs
IL-1R
Cytoplasm
MyD88
IRAK4
IRAK1/2
TRAF6
KT-474
Myddosome
Catalytic
Scaffolding
Th1/Th2/Th17 Inflammation

IRAK4 is master regulator of **innate immunity** with scaffolding and kinase functions

BEST-IN-PATHWAY MECHANISM

Clinical pathway validation	>	IL-1, IL-18, IL-33, IL-36 biologics
Human genetics	>	IRAK4 null adults: healthy
Undrugged/inadequately drugged by other technologies	>	Scaffolding kinase, only TPD can address
Best-in-pathway profile opportunity	>	Superior to single cytokine upstream blockers: IL-1/18/33/36
Clear path to early clinical de-risking	>	Superiority in Phase 1/2
Access large clinical and commercial opportunities	>	HS, AD, RA, Asthma, COPD, IBD, others[1]

[1]Current indications; HS and AD. Other diseases shown, where IL-1R/TLR pathway has been implicated in pathogenesis, are additional potential opportunities

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Revolutionizing Immunology with Oral Degraders W H A T W E H A V E L E A R N E D F R O M K T -474 Strong Early Signs PK/PD of Clinical Correlation Activity Differentiated Safety vs. SMI I R A K 4 S C A F F O L D I N G K I N A S E 15

KT-474: Fidelity of Translation from Preclinical to Clinical Profile Human PBMC After Oral Dosing QD 0 –20 –40 –60 –80 –92% DC = 3 ng/mL –95% –98% 85 –96% –100 Placebo 25 mg 50 mg 100 mg 200 mg (n = 9) (n = 9) (n = 9) (n = 12) (n = 9) Plasma KT-474 C (ng/mL) trough C (ng/mL) 16.7 4.4 7.8 11.2 trough PK/PD modeling of observed data predicts comparable DC (~3 ng/mL) in dog and human 85 showing excellent preclinical to clinical translation and predictability of IRAK4 degradation 16 Predicted % IRAK4 Reduction from Baseline Percent IRAK4 Change from Baseline in PBMC + on Day 14 (mean ( s.e.))

Revolutionizing Immunology with Small Molecule Oral Degraders

Our Two New Programs

SPECIFIC IL-4/13 TRANSCRIPTION FACTOR	SPECIFIC IL-23/IFN SCAFFOLDING KINASE
STAT6	TYK2





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STAT6 Degrader: Dupilumab-like Activity in a Pill

STAT6
TRANSCRIPTION FACTOR

IL-4/13 Pathway


Type I IL-4 Receptor
Type II IL-4 Receptor
IL-4
IL-4
IL-13
IL-4Rα
γc
IL-4Rα
IL-13Rα1
Cytoplasm
KT-621
STAT6
STAT6
Allergic Th2 Inflammation

STAT6 is the only specific transcription factor responsible for IL-4/13 signaling

BEST-IN-PATHWAY MECHANISM

Clinical pathway validation	>	Dupilumab
Human genetics	>	Gain of function variants cause severe allergic diseases; KO phenotype (mouse) normal
Undrugged/inadequately drugged by other technologies	>	Transcription factor, TPD can fully block target/pathway
Best-in-pathway profile opportunity	>	Dupilumab-like activity with oral small molecule profile
Clear path to early clinical de-risking	>	Phase 1/2 efficacy
Access large clinical and commercial opportunities	>	Dupilumab indications (AD, Asthma, COPD, CRSwNP, EoE, PN, others), mega-blockbuster potential

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STAT6: Significant Potential Across Multiple I&I Indications 1 Dupixent (dupilumab) Global Sales, M A R K E T USD Billions O P P O R T U N I T Y 25,000 2 Total IL-4/IL-13 biologics sales expected $19.8 20,000 to double by 2029 • >$10B in 2023 • >$23B by 2029 15,000 +12.4% CAGR Currently approved indications of IL-4/IL- 10,000 13 agents are dominated by biologics $8.7 Oral STAT6 degrader has potential for 5,000 dupilumab-like activity with convenience of an oral pill 0 Oral STAT6 degrader could have broader 2022 2029 Year access beyond biologics-eligible patients Represents ~12% (adult AD) and ~23% (adult and impact much larger populations 3 asthma) advanced therapy penetration 19 Sales Value

TYK2 Degrader: Degrading a Proven Target for a Best-in-Class Profile

TYK2 SCAFFOLDING KINASE

IL-12/23/IFN Pathways



Type I interferons
IL-23
IL-12
TYK2
JAK1
TYK2
JAK2
TYK2
JAK2
Scaffolding
Scaffolding
Scaffolding
KT-294
Type I IFN & IL-23 inflammation

TYK2 is a JAK family scaffolding kinase required for Type I IFN, IL-12 and IL-23 cytokine signaling

BEST-IN-PATHWAY MECHANISM

Clinical pathway validation	>	IL-23 biologics (ustekinumab), TYK2 inhibitor (deucravacitinib) approved, others
Human genetics	>	LOF variant is protective in immunological diseases and generally normal
Undrugged/inadequately drugged by other technologies	>	Scaffolding kinase, SMIs do not fully block pathway
Best-in-pathway profile opportunity	>	TYK2 degrader recapitulates LOF phenotype: biologic-like activity and convenience of oral pill
Clear path to early clinical de-risking	>	Phase 1 differentiation
Access large clinical and commercial opportunities	>	IL-23, IFN indications, beyond: IBD, PsO, PsA, Lupus, others

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TYK2: Significant Potential Across Multiple I&I Indications M A R K E T IL-23 and Type I IFN Annual Market O P P O R T U N I T Y USD Billions 30,000 $26.9 Total IL-23 and Type I IFN 1 biologics sales expected to grow 25,000 >6% by over $9B by 2029 CAGR • ~$18B in 2022 20,000 $17.7 • ~$27B by 2029 15,000 Currently approved indications dominated by biologics, with oral options challenged by efficacy 10,000 and/or safety 5,000 TYK2 degrader has potential for biologic-like efficacy with 0 convenience of oral pill 2022 2029 Year 21 Sales Value

Kymera Immunology Oral Degrader Portfolio

Complementary, First-in-class Mechanisms



IRAK4
SCAFFOLDING KINASE
IL-1R/TLR Pathway
TLR Agonists
Cytokines IL-1, IL-18, IL-33, IL-36
TLRs
IL-1R
Cytoplasm
MyD88
IRAK4
IRAK1/2
TRAF6
Myddosome
KT-474
Catalytic
Scaffolding
Th1/Th2/Th17 Inflammation
STAT6
TRANSCRIPTION FACTOR
IL-4/13 Pathway
Type I IL-4 Receptor
Type II IL-4 Receptor
IL-4
IL-4Rα
γc
IL-4
IL-13
IL-4Rα
IL-13Rα1
KT-621
STAT6 STAT6
Allergic Th2 Inflammation
TYK2
SCAFFOLDING KINASE
IL-12/23/IFN Pathways
Type I interferons: IFNα and IFNβ
IL-23
IL-12
TYK2
JAK1
TYK2
JAK2
TYK2
JAK2
Scaffolding
Scaffolding
Scaffolding
KT-294
Type I IFN & IL-23 inflammation

IRAK4 is master regulator of **innate immunity** with scaffolding and kinase functions

STAT6 is the only specific transcription factor responsible for **IL-4/13 signaling**

TYK2 is a JAK family scaffolding kinase required for **Type I IFN, IL-12 and IL-23** cytokine signaling

©2024 Kymera Therapeutics KYMERA 22

Industry-leading Oral Immunology Pipeline

Three Fundamental Immune-inflammatory Pathways with Large Market Potential



High value undrugged/ inadequately drugged targets



Next generation oral drugs with potential best-in-class profiles



Building the industry-leading oral immunology portfolio

	IRAK4 (KT-474) SCAFFOLDING KINASE	STAT6 (KT-621) TRANSCRIPTION FACTOR	TYK2 (KT-294) SCAFFOLDING KINASE
Potential Indications	• HS, AD, RA, Asthma, COPD, IBD, others[1]	• AD, Asthma, COPD, CRSwNP, EoE, PN, others	• IBD, PsO, PsA, Lupus, others
Opportunity	• **First-in-class broad anti-inflammatory oral degrader**	• **Dupilumab-like activity in a pill**	• **Biologic-like activity in a pill**
Commercial Rights	• Up to 50% US with Sanofi, tiered royalties in ROW[2]	• Wholly owned	• Wholly owned

[1]Current indications; HS and AD. Other diseases shown, where IL-1R/TLR pathway has been implicated in pathogenesis, are additional potential opportunities; [2]KT-474 (SAR444656) partnered with Sanofi, with Kymera option to participate in the development and commercialization, and 50/50 profit split, in the United States. Double digit tiered royalties in ROW.

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W H A T T O E X P E CT T O D A Y Vision for our I/I portfolio and Kymera’s unique ability to capitalize on power of TPD Update on IRAK4 program Detailed overview of STAT6 and TYK2 programs • Clinical opportunities • Degrader advantage • Compelling preclinical data package • Timelines to clinic

Paving the Way: KT-474, a First- in-Class IRAK4 Oral Degrader Jared Gollob, M.D., Chief Medical Officer 25

IRAK4: What We Will Cover • Pathway Biology and Validation • Clinical Development/Commercial Opportunities • Degrader Profile and Advantage • Our Clinical Data and Fidelity of Translation • Our Ongoing Phase 2 Studies 26

IRAK4 Biology and Target Rationale

Target Rationale
- IRAK4 is an obligate node in IL-1R/TLR signaling, and its degradation is the only approach to fully block the pathway

Human Genetics
- Adult humans with IRAK4 null mutation are healthy

Clinical Pathway Validation
- IRAK4 degradation has the potential to achieve a broad, well-tolerated anti-inflammatory effect
- Multiple development opportunities in immune-inflammatory diseases which signal through MyD88/IRAK4 have been validated[1]:
  - IL-1α/IL-1β : RA, CAPS, HS, AD, Gout
  - IL-18: AD, Macrophage Activation Syndrome
  - IL-36: Generalized Pustular Psoriasis, AD
  - IL-33: Asthma
  - IRAK4 SMI: RA

IRAK4
SCAFFOLDING KINASE

IL-1R/TLR Pathway



TLR Agonists
Cytokines IL-1, IL-18, IL-33, IL-36
TLRs
IL-1R
Cytoplasm
MyD88
IRAK4
IRAK1/2
TRAF6
KT-474
Myddosome
Catalytic
Scaffolding
Th1/Th2/Th17 Inflammation

IRAK4 is master regulator of **innate immunity** with scaffolding and kinase functions

Adapted from West NT. Front Immunol 2019

[1]Current indications; HS and AD. Other diseases shown, where IL-1R/TLR pathway has been implicated in pathogenesis, are additional potential opportunities

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IL-1R/TLR Pathway Potential Impact Across Multiple Immune-Inflammatory Diseases


DERMATOLOGY
RESPIRATORY
GI
RHEUMATOLOGY
Atopic Dermatitis
HS
Asthma
COPD
CD
UC
RA
SLE

Total Potential Patient Impact[1]: **>150M patients**

Numerous indication opportunities across multiple therapeutic areas validated by sub-optimal pathway inhibitors

IRAK4 degradation leading to full pathway inhibition has the potential to deliver superior profile to upstream biologics

Oral degrader medicines offer opportunity to reach broader patient populations

[1]GlobalData (2022 diagnosed prevalent patient population for US/EU5/JP)

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IRAK4 Degrader Advantage



TLR Agonists
Cytokines IL-1, IL-18, IL-33, IL-36
TLRs
IL-1R
Cytoplasm
MyD88
IRAK4
IRAK1/2
TRAF6
KT-474
Myddosome
Catalytic
Scaffolding
Th1/Th2/Th17 Inflammation

IRAK4 caps the oligomer size of MYD88 to trigger myddosome formation

Only Degrader Can Fully Block Inflammation



LPS + IL-1β → IL-6
150
100
50
0
-6
-4
-2
0
2
Inhibitor
Degrader
Log[Compound] (nM)

Preclinical Data *(Kymera IRAK4 Backgrounder)*

- IRAK4 KO is able to block TLR activation unlike the kinase dead rescue
- IRAK4 **scaffolding function** is critical in Myddosome formation and pathway signaling
- IRAK4 degradation, but not kinase inhibition, can **block TLR induced NF-κB translocation** and **IL1R+TLR activation**
- IRAK4 degradation is superior to kinase inhibition at **blocking downstream phosphoproteome**
- IRAK4 degradation is superior to inhibition in a **variety of preclinical efficacy models**

Clinical Data *(Nature Medicine*)*

- IRAK4 degradation **reduces signs and symptoms of HS and AD**, while IRAK4 SMI inactive in Phase 2 HS trial
- IRAK4 blocks inflammation in blood and skin of HS and AD patients

*Ackerman, et al., Nature Medicine (2023).

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KT-474: Selective and Potent IRAK4 Degrader Active in Multiple Cell Types

Selectivity in PBMC



Significant
−
+
IRAK4
8
6
4
2
0
-Log10(p-Value)
-3
-2
-1
0
1
Log2(Fold-Change)

KT-474 selectively degrades IRAK4 in human immune cells at concentration 10-fold above the DC_{90}

Potent degradation in PBMC subsets and skin cells including fibroblasts, with single-digit nM DC_{50}

Associated with functional inhibition of TLR- and IL-1β-stimulated cytokine production

Comprehensive understanding of degradation kinetics across cell types to enable human translation

Potency in Blood and Skin Cells

KT-474 Degradation Across Immune Cell Types



150
100
50
0
% IRAK4 (Control)
0.00001
0.0001
0.001
0.01
0.1
1
10
100
1000
10000
100000
Dose (nM)
B cells
Monocytes
NK Cells
CD4+ T cells
CD8+ T cells

Cell type (Human)	Source	KT-474 DC_{50} (nM)
Monocytes	Blood	2.6
B cells	Blood	2.7
CD4 T cells	Blood	1.5
CD8 T cells	Blood	1.5
NK cells	Blood	1.8
Fibroblasts	Skin	1.5
Keratinocytes	Skin	7.8

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Initial Clinical Focus for KT-474: Moderate to Severe HS and AD

Hidradenitis Suppurativa (HS)

Chronic and debilitating skin disease with painful nodules, abscesses and draining fistulae/tunnels

Major QoL impact: Pain, itching, depression, social isolation





Many diagnosed in their 20s/30s; more common in females (~3:1); prevalence estimated to be up to 1-3% of population in US and EU

Lesions characterized by pleotropic inflammation with Th1/Th17 skewing; bacterial infection and tissue destruction leading to TLR activation; IL-1 and IL-36 production

Active agents approved or in development target TNF-α, IL-17 and JAK/STAT pathways

Atopic Dermatitis (AD)

Chronic inflammatory skin disease with scaly, dry, erythematous lesions; intense itching/scratching, predisposition to infections

Major QoL impact: Itching, pain, sleep disturbance





Onset usually in early childhood; affects an estimated 98 million adults in US/EU5/JP[1]

Lesions characterized by pleotropic inflammation with Th2 skewing; bacterial infection and skin barrier breakdown leading to TLR activation; IL-33 and IL-1 production

Active agents approved or in development target IL-4/IL-13, JAK/STAT and OX40/OX40-L pathways

KT-474 Opportunity: Potential for broad anti-inflammatory effect, competitive efficacy vs. pathway biologics and convenience of once-daily oral dosing

[1]GlobalData – undiagnosed, all-age prevalence

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KT-474 Phase 1: Compelling Data and Early POC in HS and AD Healthy Volunteers (HV): HS and AD Patient Cohort SAD and MAD • Open label study in 21 patients with HS and • Evaluated safety, tolerability and AD pharmacokinetics in 105 healthy volunteers • Dose: 75 mg QD with food (equivalent • SAD: Oral doses of 25-1600 mg exposure to 100 mg fasted), administered for • MAD: Escalating doses up to 200 mg were administered for 14 consecutive days 28 consecutive days • Robust (>95%) and sustained IRAK4 • Safety, PK and PD comparable to healthy degradation with single and multiple daily volunteers doses • Robust IRAK4 degradation in blood and skin • Broad inhibition of ex vivo TLR-mediated with associated systemic anti-inflammatory cytokine induction effect in HS and AD patients • Generally well-tolerated across all dose groups • Promising clinical activity observed in HS and AD 32

Near-Complete Degradation and Broad Cytokine Impact in Healthy Volunteers Mean % Reduction of IRAK4 Ex Vivo Inhibition of 9 Disease-Relevant (Daily oral doses for 14 days) Cytokines, Day 7-14 R848 (TLR7/8) Stimulation IFNγ IL1β IL6 IL8 IL10 IL12 IL17 TNFα Pbo >500% 15% 35% -5% -23% 3% 107% -7% 50 mg QD -62% -59% -18% -28% 2% -58% -24% -21% 100 mg QD -85% -68% -53% -32% -50% -72% -46% -59% • High fidelity of PKPD translation from preclinical species to humans. • Human efficacious concentrations (C 3 ng/mL) and doses (50-200 mg) were correctly predicted trough 33

High Skin Exposure and Degradation in Skin of HS and AD Patients High KT-474 Exposure in HS and AD Patients Skin Reduced IRAK4 in Skin Lesions of AD and HS Patients MAD Healthy AD Patients HS Patients AD Patients HS Patients Plasma Day 28 N=21 Subjects (Baseline) (Baseline) (Day 28) (Day 28) (Baseline) Skin Day 28 N=12 N 46 7 11 6 9 Mean 0.12 0.22 0.24 0.1 0.11 34

Robust Clinical Impact in HS After Only 28 Days of Dosing Mean % Change in Average 80 0 HiSCR50 Responders Pain Over Past Week -10 70 Moderate to Severe (N=10) Moderate to Severe (N=10) -20 60 -27 50 -30 50 50 -39 40 -40 30 30 -50 30 -56 20 -60 -65 -60 -66 10 -70 -80 0 0 7 14 21 28 35 42 0 7 14 21 28 35 42 Day Day HiSCR50 response rate of up to 50% and pain reduction of up to 66% in moderate to severe HS patients 35 % of HiSCR Responders (80% CI) Mean % Change (+/- S.E. of Mean)

Robust Clinical Impact in AD After Only 28 Days of Dosing Mean % Change in EASI Mean % Change of Worst Pruritus 0 0 10 Score Over Time (N=7) Over Time (N=7) 0 -10 -7 -6 -10 -18 -20 -20 -28 -30 -33 -32 -37 -36 -30 -39 -40 -43 -45 -52 -45 -36 -50 -40 -51 -60 -50 Past Week -63 Past 24 Hours -70 -80 -60 0 7 14 21 28 35 42 0 7 14 21 28 35 42 Day Day EASI score reduction of up to 36% and pruritus reduction of up to 63% in moderate to severe AD patients 36 Mean % Change (+/-S.E. of Mean) Mean % Change (+/-S.E. of Mean)

KT-474/SAR444656: Positioned for Clinical Success Phase 2 HS Trial Phase 2 AD Trial (ZEN) (ADVANTA) • Double-blind, placebo-controlled • Double-blind, placebo-controlled • Up to 99 patients, dosed for 16 • Up to 115 patients, dosed for 16 weeks weeks • 1 KT-474 dose arm, 1 placebo arm • 2 KT-474 dose arms, 1 placebo arm • Primary endpoint: % Change in AN • Primary endpoint: % Change in EASI Count • Additional endpoints (select): • Additional endpoints (select): • EASI 50/75/90, vIGA-AD, PP-NRS • HiSCR50, IHS4, HS-Skin Pain-NRS30 • Primary completion (est.): January • Primary completion (est.): February 2025 2025 Topline data expected 1H 2025 37

Oral IRAK4 Degrader: KT-474



A best-in-pathway broad oral anti-inflammatory agent for multiple inflammatory diseases

Validated Biology

Mediates signaling through IL-1 and toll-like receptors

Upstream cytokine blockers with proven clinical activity across many diseases

Scaffolding kinase at the interface of innate and adaptive immune responses with a variety of functions

Competitive Profile

Potential for Broad Activity Across Th1-Th17 and Th2 Diseases

>$50B in combined global drug sales[1] opportunity

Large potential for oral degraders with best in pathway efficacy

KT-474 Progress/Next Steps

Phase 1 complete:
- Robust IRAK4 degradation
- Favorable safety profile
- Systemic suppression of proinflammatory cytokines and chemokines
- Early signs of strong clinical activity

Partner Sanofi conducting Phase 2 trials in HS and AD

Phase 2 data expected in 1H 2025

Activity and fidelity of translation of TPD platform in KT-474 Phase 1 trial informs probability of success with STAT6 and TYK2 immunology programs

[1]GlobalData (2022 sales for AD, HS, Asthma, COPD, UC, CD, RA, SLE)

©2024 Kymera Therapeutics
KYMERA 38

Dupilumab-like activity in a pill: KT-621, a First-in-class Oral STAT6 Degrader Amy Wang, Ph.D., Senior Director, Biology Project Lead 39

What We Will Cover • STAT6 Biology and Target Rationale • Clinical Development/Commercial Opportunities • Degrader Advantage • Preclinical Data • Next Steps 40

STAT6 Biology and Target Rationale

Target Biology and rationale
- STAT6 is the specific transcription factor required for IL-4 and IL-13 cytokine signaling
- STAT6 regulated cytokines are clinically validated targets for allergic diseases

Human and Mouse Genetics
- Gain of function (GOF) mutations of STAT6 cause severe allergic diseases in human
- STAT6 KO mice develop normally, are viable and fertile

Clinical Pathway Validation
- Dupilumab, an IL-4Rα monoclonal Ab has been approved in: Atopic dermatitis, Asthma, CRSwNP, Eosinophilic Esophagitis, Prurigo Nodularis, has positive Phase 3 data in COPD and is in development for multiple additional indications
- STAT6 degradation can achieve dupilumab–like pathway inhibition


STAT6
TRANSCRIPTION FACTOR
Type I IL-4 Receptor
Type II IL-4 Receptor
Dupilumab
Dupilumab
Tralokinumab
Lebrikizumab
IL-4
IL-4
IL-13
IL-4Rα
γc
IL-4Rα
IL-13Rα1
JAK
JAK
JAK
JAK
JAK
Inhibitors
KT-621
STAT6
STAT6
Allergic Th2 Inflammation

Adapted from Junttila. Front Immunol. 2018; Sharma et al. J Exp Med. 2023; Suratannon et al. J Allergy Clin. Immunol. 2022; Takeuchi et al. J Allergy Clin Immunol. 2022

©2024 Kymera Therapeutics KYMERA 41

Oral STAT6 Degraders Can Transform Treatment Paradigm in Multiple Indications De-risked by Dupilumab

DERMATOLOGY | RESPIRATORY | ENT | GI



Atopic Dermatitis
PN
Asthma
COPD
CRSwNP
EoE

Total Potential Patient Impact[1]: >150M patients

- Numerous indication opportunities across multiple therapeutic areas de-risked by dupilumab
- STAT6 degradation leading to full pathway inhibition has the potential to deliver dupilumab-like activity
- Oral degrader medicines offer opportunity to reach broader patient populations

[1]GlobalData (2022 diagnosed prevalent patient population for US/EU5/JP)

©2024 Kymera Therapeutics
KYMERA 42

STAT6 Degrader Advantage Type I IL-4 Receptor Type II IL-4 Receptor • STAT6 is the specific and Tralokinumab Dupilumab Dupilumab Lebrikizumab essential transcription factor in the IL-4/13 pathway IL-4 IL-13 IL-4 Degrader • Occupancy based approaches IL-4Rα γc IL-4Rα IL-13Rα1 STAT6 (e.g., SMI) unlikely to block pathway fully in a pharmacologically relevant manner JAK JAK JAK JAK Proteasome • Only degradation of STAT6 can block its activity fully and JAK Inhibitors STAT6 STAT6 match dupilumab pathway KT-621 blockade in vitro and in vivo Allergic Th2 Inflammation 43

KT-621: A Picomolar Degrader of STAT6

Consistent Degradation Across All Disease Relevant Cell Types Evaluated

	Human Primary Cell Type	KT-621, DC_{50} (pM)
	Hematopoietic cell (all TH2 diseases)	
Blood	Human PBMC	13
Blood	Human CD3 T cell	36
Blood	Human CD14 monocyte	60
Blood	Human CD19 B cell	86
Blood	Human eosinophil	99
	Epithelial cell (AD, CPG, CU, asthma, COPD)	
Skin	Human keratinocyte (adult)	22
Skin	Human keratinocyte (neonatal)	18
Lungs	Human bronchial tracheal epithelial cell	33
Lungs	Human small airway epithelial cell	35
	Smooth muscle cell (asthma, COPD, EoE)	
Throat/ Airway	Human bronchial smooth muscle cell	25
Throat/ Airway	Human esophageal smooth muscle cell	33
	Endothelial cell (all TH2 diseases)	
Blood Vessels	Human vascular endothelial cell	46

STAT6 Degradation in Hematopoietic Cells



Percentage to DMSO
150
100
50
0
10^0
10^1
10^2
10^3
10^4
10^5
Concentration (pM)
Human CD3+ T cell
Human CD14+ Monocyte
Human CD19+ B cell

STAT6 Degradation in Tissue Cells



Percentage to DMSO
150
100
50
0
10^0
10^1
10^2
10^3
10^4
10^5
Concentration (pM)
Human Keratinocyte Adult
Human Small Airway Epithelial Cell
Human Bronchial Smooth Muscle Cell

©2024 Kymera Therapeutics
KYMERA 44

KT-621: Exquisite Degradation Selectivity for STAT6 Complete STAT6 degradation selectivity in human PBMC proteome at 100 x DC 90 No other STATs are degraded to any extent 45

KT-621: Exquisite Pathway Selectivity for STAT6

No Impact on Any Other STAT Pathway Observed

STAT assays	KT-621, IC_{50} (nM)
IFN-α induced pSTAT1	> 1000
IFN-α induced pSTAT2	> 1000
IL-10 induced pSTAT3	> 1000
IL-12 induced pSTAT4	> 1000
IL-2 induced pSTAT5	> 1000
IL-13 induced pSTAT6	0.042



STAT6
IL-13 Induced pSTAT6 in Human PBMC
Percentage to DMSO
150
100
50
0
-50
10^-2
10^-1
10^0
10^1
10^2
KT-621 Concentration (nM)



STAT1
IFN-α Induced pSTAT1 in Human CD19 Cell
STAT2
IFN-α Induced pSTAT2 in Human CD19 Cell
STAT3
IL-10 Induced pSTAT3 in Human CD14 Cell
STAT4
IL-12 Induced pSTAT4 in Human PBMC
STAT5
IL-2 Induced pSTAT5 in Human CD3 T Cell
Percentage to DMSO
150
100
50
0
-50
10^0
10^1
10^2
10^3
10^4
KT-621 Concentration (nM)

©2024 Kymera Therapeutics KYMERA 46

KT-621 Fully Blocks IL-4/13 Pathway, More Potently than Dupilumab

		Cellular Functional Assay	KT-621 IC_{50} (pM)	Dupilumab IC_{50} (pM)
TARC	Serum Th2 biomarker, chemoattractant for Th2 cell	IL-4 TARC release in human PBMC	62	194
		IL-13 TARC release in human PBMC	43	113
CD23	B cell activation marker, correlates with IgE class switch	IL-4 CD23 expression in human CD19 B cell	125	354
		IL-13 CD23 expression in human CD19 B cell	98	1070
PERIOSTIN	Serum Th2 biomarker and ECM protein associated with tissue remodeling in atopic diseases	IL-13 Periostin release in human bronchial smooth muscle cell	24	637
		IL-13 Periostin release in human esophageal smooth muscle cell	39	431

IL-4 Induced TARC Release in Human PBMC


KT-621
Dupilumab
Percentage to DMSO
100
10^0 10^1 10^2 10^3 10^4 10^5
Concentration (pM)

IL-13 Induced CD23 Expression in Human CD19 B Cell


KT-621
Dupilumab
Percentage to DMSO
100
10^0 10^1 10^2 10^3 10^4 10^5
Concentration (pM)

IL-13 Induced Periostin Release in Human Bronchial Smooth Muscle Cell


KT-621
Dupilumab
Percentage to DMSO
100
10^0 10^1 10^2 10^3 10^4 10^5
Concentration (pM)

©2024 Kymera Therapeutics
KYMERA 47

KT-621 Achieves Dose Dependent Deep Degradation of STAT6 in vivo with Low Oral Doses STAT6 Degradation in Dog Blood post 7 days of KT-621 QD Oral Dosing 0 KT-621 potently degrades STAT6 across multiple preclinical species -50 KT-621 can degrade STAT6 to -66 depletion with low oral doses -85 -94 -98 -100 Pre dose 0.2 mpk 0.8 mpk 3.2 mpk 12.8 mpk 48 STAT6 % Change from Baseline

KT-621 Degrades STAT6 in Disease Relevant Tissues in NHP STAT6 Degradation in NHP Tissues post 14 days of KT-621 10 mpk QD Oral Dosing 0 Deep degradation of STAT6 in NHP after 14 days of daily oral dosing -50 STAT6 is degraded in key disease- relevant tissues: blood, spleen, skin and lung -91 -96 -96 -96 -100 Vehicle Blood Spleen Skin Lung 49 STAT6 % Change from Baseline

KT-621 Has Comparable in vivo Efficacy to IL-4Rα Saturating Dose of Dupilumab in the MC903 Atopic Dermatitis Model STAT6 Degradation in Mouse Spleen Total Serum IgE An atopic dermatitis model induced by topical application of low- calcemic vitamin D3 analog MC903 with prominent Th2 inflammation in the IL4/IL4RA humanized mice: • KT-621 dosed QD orally for 11 days • Dupilumab dosed 4 times subcutaneously, 25 mpk twice a week (IL-4Rα saturating dose); effect equivalent to 300 mg every other week in human 50

KT-621 Has Comparable or Superior in vivo Efficacy to IL-4Rα Saturating Dose of Dupilumab in the Intranasal HDM Asthma Model A lung inflammation model induced by intranasal house dust mite administration with dominant Th2 inflammation in the IL4/IL4RA humanized mice (Le Floc’h et al. Allergy. 2020) • KT-621 dosed QD orally for 31 days. 2/8/32 mpk doses showed 72/85/91% STAT6 degradation respectively in mouse spleen • Dupilumab dosed 9 times subcutaneously, 25 mpk BIW (IL-4Rα saturating dose), effect equivalent to 300 mg every other week in human TARC in Periostin in Eosinophil in Total Serum IgE Bronchoalveolar Lavage Bronchoalveolar Lavage Bronchoalveolar Lavage 51

Oral STAT6 Degrader: KT-621

Dupilumab-like efficacy with oral small molecule profile



Validated Biology

Specific and essential transcription factor in IL-4 and IL-13 signaling pathways

Central driver of Th2 inflammation

STAT6 validated by human genetics

Pathway validated by human genetics and dupilumab across multiple indications

Competitive Profile

WW IL-4/IL-13 biologic market currently $10B+ annually

Estimated to grow to $23B+ with expanded indications and new entrants

Mega-blockbuster potential for oral degraders with dupilumab-like efficacy and good safety

Potential to access beyond biologics-eligible patients and much larger population

KT-621, FIH: 2H 2024

Full IL-4 and IL-13 functional inhibition with picomolar IC50s superior to dupilumab

Robust efficacy shown in *in vivo* models of atopic dermatitis and lung inflammation equal or superior to dupilumab

STAT6 degradation was well-tolerated in multiple preclinical safety studies at >40x efficacious concentration

Currently in IND enabling studies

©2024 Kymera Therapeutics KYMERA 52

Degrading a Proven Target: KT-294, a First-in-Class Oral TYK2 Degrader Juliet Williams, Ph.D., Head of Research 53

What We Will Cover • TYK2 Biology and Target Rationale • Clinical Development/Commercial Opportunities • Degrader Advantage • Preclinical Data • Next Steps 54

TYK2 Biology and Target Rationale

Target Biology and Rationale

- TYK2 is a member of the JAK family required for Type I IFN, IL-12 and IL-23 cytokine signaling
- TYK2 regulated cytokines are clinically validated targets for autoimmune and inflammatory diseases

Human Genetics

- Loss-of-function variant of TYK2 is protective in autoimmune and inflammatory diseases

Clinical Pathway Validation

- IL-23 (± IL-12)-targeting agents include ustekinumab, risankizumab, guselkumab, and tildrakizumab, with approvals in PsO, PsA, CD, UC
- Type I IFN-targeting agents include anifrolumab with approval in SLE
- TYK2 SMI deucravacitinib recently approved in PsO



TYK2
SCAFFOLDING
KINASE
Anifrolumab
Ustekinumab
Risankizumab
Type I interferons: IFNα and IFNβ
IL-23
IL-12
TYK2
JAK1
TYK2
JAK2
TYK2
JAK2
KT-294
Scaffolding
Scaffolding
Scaffolding
Deucravacitinib
Type I IFN Inflammation
IL-12/23 Inflammation

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KYMERA 55

Patient Impact of TYK2: Potential Best-In-Class Opportunity in I&I

DERMATOLOGY
- Plaque Psoriasis

GASTROENTEROLOGY
- CD
- UC

RHEUMATOLOGY
- PsA
- SLE

CNS
- MS

Total Potential Patient Impact[1]: > 20M patients

Numerous indication opportunities across multiple therapeutic areas de-risked by biologics and deucravacitinib

TYK2 degradation, differentiated from inhibition, leads to full pathway inhibition with potential to deliver biologic-like activity

Oral degrader medicines offer opportunity to reach broader patient populations

[1]GlobalData (2022 diagnosed prevalent patient population for US/EU5/JP)

©2024 Kymera Therapeutics KYMERA 56

TYK2 Degrader Advantage

Only TYK2 Degraders Can Reach Biologics-like Activity



Anifrolumab
Ustekinumab
Risankizumab
Type I interferons
IL-23/ IL-12
IL-10
TYK2
JAK1
JAK2
KT-294
Scaffolding
Deucravacitinib
Type I IFN Inflammation
IL-12/23 Inflammation
IL-10, Immunomodulation and Intestinal Homeostasis



Degrader
TYK2
Proteasome

- TYK2 has a well-established scaffolding function that is responsible for cytokine receptor surface expression and activation
- Unlike SMIs, only TYK2 degradation recapitulates the human LOF phenotype of full pathway inhibition of Type I IFN, IL-12 and IL-23 and sparing of IL-10
  - Unlike deucravacitinib, which inhibits IL-10 through JAK1, KT-294 does not inhibit IL-10, which is important in IBD
  - Compared to TAK-279, KT-294 fully inhibits Type I IFN
- Full TYK2 degradation demonstrated by KT-294 leads to superior pathway inhibition to existing SMIs and potentially reach biologic-like activity

©2024 Kymera Therapeutics KYMERA 57

TYK2 Has Well-Established Scaffolding Function

- TYK2 complete deficiency severely impairs IL-23, Type I IFN, and IL-12 signaling but spares IL-10 in humans
- TYK2 scaffolding functions are demonstrated by differential pathway inhibitions in complete TYK2 deficiency vs a kinase dead variant in humans
- TYK2 deficient humans are generally healthy with only increased risk of some mycobacteria and viral infections that are relatively mild, curable and tend not to recur, de-risking safety for TYK2 degradation

Cytokine Pathway	IL-23	Type I IFN	IL-12	IL-10
WT TYK2	++++	++++	++++	++++
Complete deficiency TYK2 -/-	+	+	+	+++
TYK2 Kinase dead P1104A/P1104A	+	++++	++++	++++

Degrading TYK2 is the only small molecule approach to eliminate all scaffolding and catalytic functions of TYK2, fully recapitulating the human TYK2-/- biology

Ogishi et al. JEM. 2022

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KYMERA 58

KT-294, a Highly Selective Picomolar TYK2 Degrader, Recapitulates TYK2 Human Deficiency Biology

Fully Inhibits of Type I IFN and IL-12/23 and Spares IL-10/22

Selective TYK2 Degradation by KT-294 in hPBMC Proteome at 10x DC_{90}



TYK2
All Other JAKs
TYK2
JAK2
JAK1
JAK3
−Log10(p−Value)
Log2(Fold−Change)
4
3
2
1
0
−2
−1
0
1
2
3

Cellular Degradation/Functional Assay	KT-294 DC_{50}/IC_{50} (nM)
Human PBMC degradation	0.08
Human keratinocyte (neonatal and adult)	0.07
IL-23 pathway	
IL-23 pSTAT4 in human PBMC	0.7
IL-23 pSTAT3 in human CD3+CD161high TH17 cell	2.1
IL-23/IL-1β IFN-γ release in human PBMC	2.4
Type I IFN pathway	
IFN-α pSTAT1 in human CD19 B cell	13
IFN-α pSTAT2 in human CD19 B cell	15
IFN-α IP10 release in human PBMC	4.9
IL-12 pathway	
IL-12/IL-18 pSTAT4 in human PBMC	1.3
IL-12/IL-18 IFN-γ release in human PBMC	10
IL-10 and IL-22 pathways	
IL-10 pSTAT3 in human CD14 monocyte	> 1000
IL-22 pSTAT1 in HT29 cell	> 1000
IL-22 pSTAT3 in HT29 cell	> 1000

©2024 Kymera Therapeutics
KYMERA 59

KT-294, Unlike Allosteric TYK2 Inhibitor Deucravacitinib, Does not Inhibit IL-10

IL-10 has essential roles in intestinal homeostasis

- Loss of function mutations of the IL-10 pathway cause early onset refractory colitis in humans

Deucravacitinib inhibits IL-10 through JAK1

- Deucra JAK1 Ki = 0.33 nM (Burke et al. Sci Transl Med. 2019)
- KT-294 JAK1 Ki = > 1000 nM

Deucra Inhibited IL-10 induced pSTAT3 in TYK2 KO EBV B Cell



TYK2 WT
TYK2 KO
Deucra (µM)
0.1
1
0.1
1
IL10
- + + +
- + + +
pSTAT3
TYK2

Deucra Inhibited IL-10 Induced pSTAT3 in Human CD14 Monocyte



KT-294
IC_{50} = > 1000 nM
Deucravacitinib
IC_{50} = 64 nM
Percentage to DMSO
150
100
50
0
-50
10^0
10^1
10^2
10^3
10^4
Concentration (nM)

Deucra Inhibits IL-10's Function of Suppressing LPS Induced TNF-α Release in Human CD14 Monocyte



KT-294
IC_{50} = > 1000 nM
Deucravacitinib
IC_{50} = 89 nM
TNF-α (pg/ml)
5000
4000
3000
2000
1000
0
LPS
IL10+LPS
10^{-1}
10^0
10^1
10^2
10^3
10^4
Concentration (nM)

©2024 Kymera Therapeutics
KYMERA 60

Superior Inhibition of Type I IFN Pathway and Innate Immunity by KT-294 vs TAK-279

21-gene IFNα Signature Score was Measured by RNAseq



Relative inhibition of IFNα Signature (%)
60
80
100
120
Mean inhibition by KT-294
TAK−279
KT−294
SG15
IFI6
IFI27
SPATS2L
LY6E
IFI44L
OAS3
OAS1
USP18
SIGLEC1
IFIT1
IFI44
HERC5
RTP4
OAS2
MX1
EPSTI1
RSAD2
IFIT3
LAMP3
PLSCR1

12-gene Innate Signature Score was Measured by RNAseq



Relative Inhibition of Innate Immune Genes (%)
0
50
100
150
Mean inhibition by KT-294
TAK−279
KT−294
DEFB1
ISG15
DSP
HPSE
ZBP1
HMOX1
HSPA1A
BST2
CYSTM1
DHX58
PSMD9
ARL8A

Doses Used:

- TAK-279 = 422nM (IFNα stimulated pSTAT2 IC_{95}). Clinical exposure Cmax (free) at 35mg = ~ 77 nM
- KT-294 = 56nM (IFNα stimulated pSTAT2 IC_{95})

At concentrations where TAK-279 and KT-294 block pathway 95%, degrader demonstrates superior biological effect. (TAK-279 does not reach these exposures in clinic)

©2024 Kymera Therapeutics
KYMERA 61

KT-294 Achieved Dose Dependent Deep Degradation of TYK2 in vivo with Low Oral Doses TYK2 Degradation in NHP Blood Post 7 days of KT-294 QD Oral Dosing 0 KT-294 potently degrades TYK2 across multiple preclinical species In NHP, KT-294 can degrade TYK2 -50 to depletion with low oral doses -79 -94 -96 -100 Pre dose 0.3 mpk 1 mpk 3 mpk 62 TYK2 % Change from Baseline

TYK2 SMI’s Do Not Reach Maximal Target Engagement Clinical Efficacy In Psoriasis is Target Engagement Dependent 100 90 80 TYK2 degrader 30mg 70-80% inh. average (LOF phenotype) 70 6mg Opportunity 50-60% inh. average 60 50 91 40 67 30 56 20 10 0 IL-23 p19 Deucravacitinib TAK-279 (Biologic) (TYK2 Inhibitor) (TYK2 Inhibitor) 63 PASI 75 (%)* @ Wk 10 - 16

Biological and Clinical Differentiation

TYK2 Clinical Opportunities	Deucravacitinib IL12/23, IFN, IL10	TAK-279 IL12/23, ~IFN	KT-294 IL12/23, IFN	*KT-294, unlike TYK2 SMI, can replicate the TYK2 deficient phenotype and result: potent Type I IFN, IL-12/23 inhibition fully while sparing IL-10* **WITH FOLLOWING EXPECTED CLINICAL DIFFERENTIATION:**
Psoriasis	++	++	+++	**>90% degradation vs 70-80% inhibition at steady state (best anti-IL23 profile)**
Psoriatic Arthritis	++	++	+++	**>90% degradation vs 70-80% inhibition at steady state (best anti-IL23 profile)**
IBD	-	++	+++	**>90% degradation vs 70-80% inhibition at steady state (best anti-IL23 profile), + sparing IL-10**
Lupus & interferonopathies	++	+	+++	**>90% degradation vs 70-80% inhibition at steady state (best anti-IL23 profile) + best anti-IFN profile**

©2024 Kymera Therapeutics KYMERA 64

Oral TYK2 Degrader: KT-294



Potential Best-in-Class Opportunity with Biologic-like Profile

Validated Biology

TYK2 is a member of the JAK family required for Type I IFN, IL-12 and IL-23 cytokine signaling

Pathway validated by upstream biologics (i.e. ustekinumab) and TYK2 SMI across many diseases

TYK2 validated by human genetics

Competitive Profile

IL-23 and Type 1 IFN-based biologic market currently ~$18B annually

Estimated to grow to ~$27B with expanded indications and new entrants

TYK2 SM inhibitors have limitations due to selectivity (deucravacitinib) or lack of potent IFN-α activity (TAK-279) and limited clinical target engagement (both)

Mega-blockbuster potential for oral degrader with biologic-like activity that is superior to TYK2 SMI

KT-294, FIH: 1H 2025

Degrades TYK2 in human cells with pM potency

Recapitulates the phenotype of TYK2 human deficiency showing potent IFN-α, IL-12 and IL-23 inhibition and sparing IL-10

Dosed orally, shows complete TYK2 degradation in NHP providing a path to full target engagement in clinic, unlike current SMI

Currently in IND enabling studies

©2024 Kymera Therapeutics
KYMERA 65

Solving Big Problems with Small Molecules Nello Mainolfi, Ph.D., Founder, President and CEO 66

A Powerful Strategy That Puts Patients First We focus on genetically validated targets/pathways that are either undrugged or inadequately drugged, where TPD is the best or the only solution With a growing understanding of the underlying biology and many key pathways/targets validated by biologics, I&I offers large clinical/commercial opportunities TPD can provide a unique solution with biologic-like specificity and efficacy, with the flexibility of oral small molecules Our unique approach and capabilities have generated a best-in-industry oral I&I pipeline of first-in-class, highly valuable programs 67

Revolutionizing Immunology with Small Molecule Oral Degraders

	IRAK4 (KT-474) SCAFFOLDING KINASE	STAT6 (KT-621) TRANSCRIPTION FACTOR	TYK2 (KT-294) SCAFFOLDING KINASE
Status	• Phase 2 Trials in HS and AD with Sanofi	• IND-Enabling	• IND-Enabling
Potential Indications	• HS, AD, RA, Asthma, COPD, IBD, others[1]	• AD, Asthma, COPD, CRSwNP, EoE, PN, others	• IBD, PsO, PsA, Lupus, others
Next Milestone	• **HS and AD Ph2 data: 1H 2025**	• **FIH: 2H 2024**	• **FIH: 1H 2025**
Opportunity	• First-in-class broad anti-inflammatory oral degrader	• Dupilumab-like activity in a pill	• Biologic-like activity in a pill
Commercial Rights	• Up to 50% US with Sanofi, tiered royalties in ROW[2]	• Wholly owned	• Wholly owned

[1]Current indications; HS and AD. Other diseases shown, where IL-1R/TLR pathway has been implicated in pathogenesis, are additional potential opportunities; [2]KT-474 (SAR444656) partnered with Sanofi, with Kymera option to participate in the development and commercialization, and 50/50 profit split, in the United States. Double digit tiered royalties in ROW.

©2024 Kymera Therapeutics

KYMERA 68

Kymera Immunology Oral Degrader Portfolio Complementary Mechanisms Each with Mega-blockbuster Potential Market Opportunity (2022 Sales) $1B $8B $2B $10B $16B $12B 1 IL-1R/TLR pathway $28B IRAK4 : HS $19B Th1/17/Th2 biology $16B SLE IL-4/13 pathway STAT6: AD Th2 biology Asthma IL-23/IFN pathway TYK2: COPD PsO IBD Potential Indications MS RA 69

Immunology Pipeline with Clear Line of Sight to Large Value Creation

	Potential Indications	2024	2025	2026+	Upcoming Milestones	Rights
Oral QD Small Molecule Degraders						
IRAK4* **KT-474**	HS, AD, RA, Asthma, IBD, other[1]	HS Ph2 ▲ HS Late Development AD Ph2 ▲ AD Late Development			Ph2 HS & AD Data 1H 2025	sanofi / KYMERA 50/50 US
STAT6 **KT-621**	AD, Asthma, COPD, PN CRSwNP, EoE	IND	Ph1 ▲	Mid-Late Development	Ph1 Start 2H 2024	KYMERA
TYK2 **KT-294**	Psoriasis, IBD, PsA, Lupus, other	IND	Ph1 ▲	Mid-Late Development	Ph1 Start 1H 2025	KYMERA

*KT-474 (SAR444656) partnered with Sanofi, with Kymera option to participate in the development and commercialization, and 50/50 profit split, in the United States. Double digit tiered royalties in ROW

Our Discovery Engine in Immunology

- Undrugged or Inadequately Drugged Targets
- Clear Path to Early Clinical Differentiation
- Strong Genetic/ Pathway Validation
- Large Clinical/Commercial Opportunities

Areas of Focus:

- **Humoral Immunity**
- **Rheumatology**
- **Plasma Cell Biology**
- **Respiratory Inflammation**
- **GI Inflammation**
- **Local Inflammation**

▲ = key data readout

[1]Current indications; HS and AD. Other diseases shown, where IL-1R/TLR pathway has been implicated in pathogenesis, are additional potential opportunities

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Pipeline with Clear Line of Sight to Large Value Creation

	Potential Indications	2024	2025	2026+	Upcoming Milestones	Rights
Immunology – Oral QD Small Molecule Degraders						
IRAK4* **KT-474**	HS, AD, RA, Asthma, IBD, other[1]	HS Ph2 ▲ HS Late Development; AD Ph2 ▲ AD Late Development			Ph2 HS & AD Data 1H 2025	sanofi / KYMERA 50/50 US
STAT6 **KT-621**	AD, Asthma, COPD, PN CRSwNP, EoE	IND; Ph1 ▲ Mid-Late Development			Ph1 Start 2H 2024	KYMERA
TYK2 **KT-294**	Psoriasis, IBD, PsA, Lupus, other	IND; Ph1 ▲ Mid-Late Development			Ph1 Start 1H 2025	KYMERA

*KT-474 (SAR444656) partnered with Sanofi, with Kymera option to participate in the development and commercialization, and 50/50 profit split, in the United States. Double digit tiered royalties in ROW

	Potential Indications	2024	2025	2026+	Upcoming Milestones	Rights
Oncology						
STAT3** **KT-333**	PTCL, LGL-L, CTCL, Solid Tumors	Ph1 ▲ Mid-Late Development			Ph1 Data 2024	KYMERA
MDM2 **KT-253**	Liquid & Solid Tumors	Ph1 ▲ Mid-Late Development			Ph1 Data 2024	KYMERA

**Assessment of STAT3 I/I opportunity is ongoing ▲ = key data readout

[1]Current indications; HS and AD. Other diseases shown, where IL-1R/TLR pathway has been implicated in pathogenesis, are additional potential opportunities

©2024 Kymera Therapeutics
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2024 PRIORITIES

- Completion of enrollment in IRAK4 oral degrader KT-474 Phase 2 trials in HS and AD by partner Sanofi (topline data 1H 2025)
- Initiation of oral STAT6 degrader KT-621 Phase 1
- IND ready for oral TYK2 degrader KT-294
- Additional oncology proof-of-concept data for the STAT3 degrader KT-333 and MDM2 degrader KT-253

Thank You Q&A investors@kymeratx.com media@kymeratx.com KYMERA THERAPEUTICS 200 Arsenal Yards Blvd., Suite 230 Watertown, MA 02472

Abbreviations

Ab	Antibody
AD	Atopic Dermatitis
AN Count	Abscess and Inflammatory Nodule Count
CAGR	Compound Annual Growth Rate
CAPS	Cryopyrin-Associated Periodic Syndrome
CD	Crohn's Disease
cHL	Classic Hodgkin's Lymphoma
CNS	Central Nervous System
COPD	Chronic Obstructive Pulmonary Disease
CRSwNP	Chronic Rhinosinusitis with Nasal Polyps
CTCL	Cutaneous T-Cell Lymphoma
Ctrl	Control
C_{trough}	Trough Concentration
CU	Chronic Urticaria
$DC_{\#}$	Degradation Concentration
DMSO	Dimethyl Sulfoxide
EASI	Eczema Area and Severity Index
EBV	Epstein-Barr Virus
ECM	Extracellular Matrix
ENT	Ear Nose Throat
EoE	Eosinophilic Esophagitis
EU	European Union

FIH	First-in-Human
GDF15	Growth Differentiation Factor 15
GI	Gastrointestinal
GOF	Gain of Function
HDM	House Dust Mite
HiSCR	Hidradenitis Suppurativa Clinical Response
hPBMC	Human Peripheral Blood Mononuclear Cells
HS	Hidradenitis Suppurativa
HV	Healthy Volunteers
I&I	Immunology and Inflammation
IBD	Inflammatory Bowel Disease
$IC_{\#}$	Inhibitory Concentration
IFN	Interferon
IHS4	International Hidradenitis Suppurativa Severity Score
IL	Interleukin
IND	Investigational New Drug Application
IP	Intellectual Property
IRAK4	Interleukin 1 Receptor Associated Kinase 4
IRAKIMiD	IRAK4 and IMiD substrates
JAK	Janus Kinase
JP	Japan

KO	Knockout
LGL-L	Large Granular Lymphocytic Leukemia
LOF	Loss of Function
LPS	Lipopolysaccharide Solution
MAD	Multiple Ascending Dose Study
MCC	Merkel Cell Carcinoma
MDM2	Mouse Double Minute 2
MS	Multiple Sclerosis
MYD88	Myeloid Differentiation Primary Response Protein 88
NF-kB	Nuclear Factor Kappa B
nM	Nanomolar
NRS	Numerical Rating Scale
PASI	Psoriasis Area and Severity Index
PBMC	Peripheral Blood Mononuclear Cells
Pbo	Placebo
Ph	Phase
PK/PD	Pharmacokinetics/Pharmacodynamics
PN	Prurigo Nodularis
POC	Proof-of-Concept
PP-NRS	Peak Pruritus Numerical Rating Scale
PsA	Psoriatic Arthritis

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Abbreviations

PsO	Psoriasis
pSTAT	Signal Transducer and Activator of Transcription
PTCL	Peripheral T-Cell Lymphoma
QD	Once a day
QoL	Quality of Life
R&D	Research and Development
RA	Rheumatoid Arthritis
RNAseq	Ribonucleic Acid Sequencing
ROW	Rest of World
SAD	Single Ascending Dose study
SLE	Systemic Lupus Erythematosus
SMI	Small Molecule Inhibitor
STAT	Signal Transducer and Activator of Transcription
STAT3	Signal Transducer and Activator of Transcription 3
STAT6	Signal Transducer and Activator of Transcription 6
TARC	Thymus and Activation-Regulated Chemokine
Th1	Type 1
Th2	Type 2
Th17	Type 17
TLR	Toll-like Receptors
TPD	Targeted Protein Degradation
TYK2	Tyrosine Kinase 2
UC	Ulcerative Colitis
US	United States
vIGA	Validated Investigator Global Assessment for AD
WT	Wildtype
WW	Worldwide

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